                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ James B Beard
                                                     ---------------------------
                                                     James B Beard, Ph.D.

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ Charles M. Berger
                                                     ---------------------------
                                                     Charles M. Berger

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ Joseph P. Flannery
                                                     ---------------------------
                                                     Joseph P. Flannery

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ Horace Hagedorn
                                                     ---------------------------
                                                     Horace Hagedorn

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ James Hagedorn
                                                     ---------------------------
                                                     James Hagedorn

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ Albert E. Harris
                                                     ---------------------------
                                                     Albert E. Harris

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ John Kenlon
                                                     ---------------------------
                                                     John Kenlon

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of April, 1999.

                                                     /s/ Karen Gordon Mills
                                                     ---------------------------
                                                     Karen Gordon Mills

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ Jean H. Mordo
                                                     ---------------------------
                                                     Jean H. Mordo

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ Patrick J. Norton
                                                     ---------------------------
                                                     Patrick J. Norton

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ John M. Sullivan
                                                     ---------------------------
                                                     John M. Sullivan

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ L. Jack Van Fossen
                                                     ---------------------------
                                                     L. Jack Van Fossen

                                POWER OF ATTORNEY
                                -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to THE SCOTTS COMPANY 1996 STOCK OPTION PLAN, AS AMENDED, hereby constitutes and appoints CHARLES M. BERGER, JEAN H. MORDO and G. ROBERT LUCAS, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of April, 1999.

                                                     /s/ John Walker
                                                     ---------------------------
                                                     John Walker, Ph.D.